Stockholders’ Deficit	6 Months Ended
Dec. 31, 2022
Stockholders’ Deficit [Abstract]
Stockholders’ Deficit

9.      Stockholders’ Deficit

Effective with the closing of the Merger the Company restated its articles of incorporation. Under the amended and restated articles of incorporation the Company is authorized to issue 180,000,000 shares of common stock and 1,500,000 shares of preferred stock. The holders of common stock shall have the right to one vote for each share of common stock held. The holders of non-voting common stock do not have the right to vote on any matter.

On September 15, 2022, the Company (then Legacy Presto), received an equity investment of $1,000 from an investor in exchange for 133,333 shares in the Company. Further, such investor held a significant portion of outstanding convertible notes on the date the investment was made. The Company recorded the proceeds received as an increase to additional paid-in capital.

On September 21, 2022, in connection with the closing of the Merger, Ventoux and Legacy Presto and a proposed convertible note lender (“Silver Rock”) agreed to terminate the proposed amended and restated convertible note subscription agreement, dated July 25, 2022, which was to be funded at the closing of the Merger. Pursuant to the termination agreement, Silver Rock agreed to the termination in exchange for 400,000 shares of common stock of Legacy Presto which were converted into 322,868 shares of Company common stock pursuant to the terms of the Merger Agreement. The share transfer was determined to be termination fee valued at $1,646 recorded within other financing and financial instrument (costs) income, net on the condensed consolidated statement of operations and comprehensive income (loss), with an offsetting increase to additional paid-in capital. The Company also agreed to pay certain expenses of Silver Rock in the amount of $531 which is recorded within other financing and financial instrument (costs) income, net on the condensed consolidated statement of operations and comprehensive income (loss). In addition to the consideration transferred directly by the Company, 500,000 warrants to purchase common stock, held by the Sponsors, were transferred to Silver Rock. The substance of the warrant transfer by the Sponsor to Silver Rock under the termination agreement was such that the Sponsors made a capital contribution to the Company, and the Company then made a share-based payment to Silver Rock in exchange for termination of the convertible note agreement. Accordingly, the Company recorded the transaction as an other financing cost of $766 within other financing and financial instrument (costs) income, net on the condensed consolidated statement of operations and comprehensive income (loss) with an offsetting increase to additional paid-in capital for the contribution.

The Company has the following shares of common stock reserved for future issuance:

As of December 31, 2022
Warrants to purchase common stock	18,415,453
Common stock options and RSUs	12,756,522
Equity awards available for future grants	4,617,400
Earnout shares	15,000,000
50,789,375